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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   September 23, 1996
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                       APPLIED CELLULAR TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)

            Missouri                    33-79678               43-1641533
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  (State of other jurisdiction         (Commission            (IRS Employer
       of incorporation)               File Number)        Identification No.)

        Highway 160 & CC, Suite 5, Nixa, Missouri          65714
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       (Address of principal executive officers)        (Zip Code)

Registrant's telephone number, including area code:  417-725-9888
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Item 1.  Changes in Control of Registrant

Item 2.  Acquisition or Disposition of Assets.

         On September 23, 1996, the Company issued 295,115 shares of its common stock at $4.75 per share to the 12 shareholders of Cra-Tek Company in exchange for an amount of common shares equal to 80.1% of the total outstanding common shares of Cra-Tek Company.

Item 3.  Bankruptcy or Receivership.   None.

Item 4.  Changes in Registrant's Certifying Accountant.    No.

Item 5.  Other Events.    None.

Item 6.  Resignation of Registrant's Directors.    None.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not required--per attached calculation.

(b) Pro forma financial information. Not required--per attached calculation.

(c)      Exhibits.    Agreement of Sale.
Previously filed.

Item 8.  Change in Fiscal Year.    None.


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                                       SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           APPLIED CELLULAR TECHNOLOGY, INC.
                                           (Registrant)



Date:       December 23, 1996                    /s/ Garrett Sullivan
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                                           President



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